Exhibit 99.1

Deep modality-agnostic RAS/MAPK pathway-focused pipeline

Program/ Company	Target	Modality	Indication	Discovery	IND-enabling	Phase 1	Phase 2	Phase 3	Erase Cancer Strategy	Worldwide Rights
Naporafenib	BRAF/CRAF		Pan-RAS Q61X tissue agnostic	SEACRAFT-1					1	ERASCA
			NRASm melanoma	SEACRAFT-2 (planned)					1	ERASCA
			NF1 LOF, pan-RAS G13R, BRAF Class 2/3 solid tumors	SEACRAFT-3 (planned)					1	ERASCA
ERAS-007	ERK1/2		BRAF V600E CRC	HERKULES-3					1	ERASCA
ERAS-801	EGFR		EGFR-altered GBM	THUNDERBBOLT-1					1	ERASCA
ERAS-4	Pan-KRAS		KRASm solid tumors						2	ERASCA
ERAS-12	EGFR D2/D3		EGFR & RAS/MAPK altered tumors						1	ERASCA
Affini-T	KRAS G12V/D		KRASm solid tumors						2	affini-T

small molecule large molecule TCR T cell therapy ERASCA Ventures investment

ERASCA